Future Change In Accounting Principles	12 Months Ended
Dec. 31, 2011
Future Change In Accounting Principles [Abstract]
Future Change In Accounting Principles
(12)     Future Change in Accounting Principles

In May 2011, the FASB issued ASU No. 2011-04, "Fair Value Measurement - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS", which updated the guidance in ASC Topic 820. The amendments in this ASU result in common principles and requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards. The amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements to ensure that U.S. GAAP and IFRS fair value measurement and disclosure requirements are described in the same way. The ASU also provides for certain changes in current GAAP disclosure requirements, for example with respect to the measurement of Level 3 assets and for measuring the fair value of an instrument classified in a reporting entity's shareholders' equity. The amendments in this update are to be applied prospectively. For public entities, the amendments are effective during interim and annual periods beginning after December 15, 2011, and early application is not permitted. This guidance will become effective for the Company beginning January 1, 2012 and is not anticipated to have a material impact on our consolidated financial statements.